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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 AMENDED REPORT

                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported)         January 24, 2000
                                                            ----------------

                        INTERUNION FINANCIAL CORPORATION
  --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                      0-28638               87-0520294
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  (State or other jurisdiction       (Commission File        (I.R.S. Employer
  Incorporation or organisation)          Number)           Identification No.)

  249 ROYAL PALM WAY, SUITE 301 H, PALM BEACH, FL                      33480
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)

        (561) 820-0084                                   (561) 655-0146
  -----------------------------------------------------------------------------
  (Issuer's telephone number)                      (Issuer's Telecopier number)


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 17, 2000, InterUnion Financial Corporation ("InterUnion" or the "Company") has retained Mintz & Partners LLP ("Mintz & Partners") of Toronto as its new certifying accountants. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.


The former certifying accountant, BDO Dunwoody LLP, stood for re-election. They provided quotation of the fee to audit the books of the Company for the fiscal year ending March 31, 2000. However, the former accountant's fee was significantly higher as compared to their fee for the last year and in comparison to the fee estimates provided by Mintz & Partners LLP. On January 17, 2000 the Company advised the former accountant of the decision of the Company's Board of Directors to elect the new certifying accountant for the fiscal year ending March 31, 2000.


The former certifying accountants' report on the financial statements for either of the past two years contained NO adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.


The decision to change certifying accountants was recommended by the Company's Audit Committee and approved by InterUnion's Board of Directors.

There were NO disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

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Effective January 17, 2000, InterUnion engaged Mintz & Partners as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult Mintz & Partners regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.


                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.


                                           INTERUNION FINANCIAL CORPORATION


Date:         February 15, 2000           By:   /s/  Georges Benarroch
        ---------------------------            --------------------------------
                                                  Georges Benarroch, Director


Date:         February 15,  2000          By    /s/  Robert Crosibe
        ---------------------------            --------------------------------
                                                   Robert Crosibe, Director.


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[LOGO  Mintz & Partners LLP]
---------------------------
       Chartered Accountants                       100 - 1446 Don Mills Road
                                                   North York, ON M3B 3N6

January 24, 2000                                   Tel: (416) 391-2900
                                                   Fax: (416) 391-2748
                                                   Web site: www.mintzca.com

The Securities and Exchange Commission
Washington, D.C.
20549
U.S.A.

Dear Sirs:

RE:  INTERUNION FINANCIAL CORPORATION

We have been advised of our appointment as auditors of InterUnion Financial Corporation ("InterUnion"), for the fiscal year ending March 31, 2000, by letter dated January 17, 2000.

We have been advised that:

a) The appointment of Mintz & Partners LLP as auditors for the fiscal year ending March 31, 2000 was considered and approved by the board of directors of InterUnion Financial Corporation;

b) There has been no adverse or qualified opinion or disclaimer contained in the report of BDO Dunwoody LLP, Chartered Accountants, on InterUnion's financial statements for the fiscal year ended March 31, 1999;

c) There have been no disagreements or reportable events in connection with the audit of the financial statements for the year ended March 31, 1999.

This is to advise you that, based on our knowledge of the information at this time, we agree with the information contained in the Notice, referred to above.

This letter is being provided to InterUnion Financial Corporation to be included with their reports on Form 8-K to the Securities and Exchange Commission.

Yours very truly,

MINTZ & PARTNERS LLP



/s/ Elliott Jacobson
---------------------
    Elliott Jacobson


                                 [LOGO] A member of Collins Barrow Canada
                                        and Moores Rowland International,
                                        associations of independent accounting
                                        firms throughout the world

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